iShares®

iShares Trust and iShares U.S. ETF Trust (each, a “Trust” and together, the “Trusts”)

Supplement dated June 13, 2025 to the currently effective Summary Prospectus, Prospectus, and Statement of Additional Information for the iShares Commodity Curve Carry Strategy ETF (CCRV), iShares Emergent Food and AgTech Multisector ETF (IVEG), iShares ESG Advanced Investment Grade Corporate Bond ETF (ELQD), iShares Focused Value Factor ETF (FOVL), iShares Future Cloud 5G and Tech ETF (IDAT), iShares Inflation Hedged High Yield Bond ETF (HYGI), iShares Inflation Hedged U.S. Aggregate Bond ETF (AGIH) and iShares MSCI Water Management Multisector ETF (IWTR) (each, a “Fund” and collectively, the “Funds”)

The Board of Trustees of each Trust approved a proposal to close and liquidate the Funds. After market close on August 18, 2025, the Funds will cease the creation and redemption of Creation Units. Trading in the Funds will be halted prior to market open on August 19, 2025. Proceeds of each liquidation are scheduled to be sent to Fund shareholders on or around August 21, 2025 (the “Liquidation Date”). Each Fund’s final net asset value, as calculated on August 18, 2025, will include any costs associated with the liquidation expected to be borne by the Fund.

While each Fund is in the process of liquidating its portfolio, which is anticipated to commence prior to August 18, 2025, the Fund will hold cash and securities that will not be consistent with its investment objective and strategies and is likely to incur higher tracking error than is typical for the Fund. Furthermore, the Trusts cannot assure that there will be a trading market for Fund shares between market close on August 18, 2025 and the Liquidation Date because Fund shares will not be traded on the primary listing exchange identified in the Prospectus for each Fund (each a “Listing Exchange”) during that period.

Shareholders may sell their holdings of each Fund on its Listing Exchange until market close on August 18, 2025 and may incur the usual and customary brokerage commissions associated with the sale of Fund shares. If you still hold Fund shares on the Liquidation Date, the applicable Fund will automatically redeem your shares for cash based on the net asset value of such Fund as of the close of business on August 18, 2025, which will include any dividends or distributions calculated as of that date.

If you are subject to U.S. federal income tax, the liquidation of a Fund will result in one or more taxable events for you. A sale or exchange of a Fund’s shares prior to the Liquidation Date will generally give rise to a capital gain or loss to you for federal income tax purposes. In connection with the liquidation, a Fund may declare taxable distributions of its investment income or taxable distributions of its net capital gain. Any liquidation proceeds paid to you should generally be treated as received by you in exchange for your shares and will therefore generally give rise to a capital gain or loss, depending on your tax basis. Please consult your personal tax advisor about the potential tax consequences.

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.

IS-A-FC1-0625

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